UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2922
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Waddell & Reed Advisors Cash Management, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
September 30, 2008

Waddell & Reed Advisors Cash Management

3	President's Letter
5	Manager's Discussion
7	Illustration of Fund Expenses
9	Portfolio Highlights
10	Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Income Tax Information
29	Directors and Officers
36	Renewal of Investment Management Agreement
43	Annual Privacy Notice
45	Proxy Voting Information
46	Quarterly Portfolio Schedule Information
46	Householding Notice
46	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Cash Management, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Cash Management, Inc. prospectus.

President's Letter
      September 30, 2008

DEAR SHAREHOLDER:

Not since the founding of Waddell & Reed more than 70 years ago have investors faced so many challenges in such a short period of time. In a single calendar quarter, this country's largest savings and loan, its largest insurance company, its two largest mortgage providers, its largest brokerage firm and a leading commercial bank all either were the subject of a takeover, bailout or failure. On top of that, some money market funds in the industry have been unable to maintain a $1 a share net asset value. A severe credit crunch has taken hold.

Confidence has been shaken in bond and stock markets around the globe, and mutual fund returns of the past year reflect the emotional insecurity that comes with hard times. Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the 2008 fiscal year. For the 12 months ended September 30, 2008, the Citigroup Broad Investment Grade Index rose 4.48 percent. U.S. Treasuries performed especially well for the period. However, September 2008 was the worst month for U.S. corporate bonds in more than two decades.

Can we learn from history?

While unusual in modern times, a rapidly unfolding financial panic is nothing new in American history. In fact, prior to the creation of the Federal Reserve bank system in 1912, the U.S. experienced seven major financial crises between 1819 and 1907. In some respects, some of the same issues that plague us today - fallout from excessive commodity and property speculation, war-related debt and populist dislike of government bailouts - parallel the challenges that generations past have had to deal with. Our leaders met these problems successfully, though very often not promptly.

For example, history judged President Martin Van Buren harshly for failing to take timely steps to limit economic damage from the Panic of 1837, which occurred just five weeks after he took office. The ensuing depression lasted for six years, and out of 850 banks in the United States at the time, 343 closed entirely and 62 failed partially. We hope Washington can learn from the many lessons of history and take appropriate and rapid action to revive credit markets and restore investor faith.

A need for global leadership

We believe that today's U.S. government safety nets and financial safeguards - including the Fed, deposit insurance on bank accounts, unemployment insurance, municipal bond default insurance and social security - are likely to help cushion the effects of the economic downturn that our country appears to face in the coming months. However, the scope of the current financial crisis is global, and this is a new phenomenon. It is one that we think may require coordinated central bank and fiscal policy action from Brussels to Beijing to resolve. It will likely test whether we are becoming one world that can act together for the common good, or one where national trade supremacy, resource hoarding and/or parochial political interests take precedence.

Economic Snapshot
	9-30-2008	9-30-2007

U.S. unemployment rate	6.10%	4.70%
Inflation (U.S. Consumer Price Index)	4.90%	2.80%
U.S. GDP	-0.30%	3.90%
30-year fixed mortgage rate	5.82%	6.28%
Oil price per barrel	$100.64	$81.66

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision.

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

For many people it is more difficult to buy a home or expand a consumer-focused business than it was just a year ago. As shown in the Economic Snapshot table to the left, the U.S. economy at Sept. 30, 2008 is not in as good a shape as it was 12 months earlier. The unemployment rate is higher. The economy has contracted.

We believe that the investing and economic climate will get better in time, although not right away. With perseverance, initiative and ingenuity, we believe the strengths of our nation's character will surface and prosperity will be restored. In this uncertain environment, we believe a very strong effort to manage risk is paramount. With that approach in mind, we will strive to earn your continued confidence for many years to come.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund, and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of Cash Management
      September 30, 2008

Below, Mira Stevovich, CFA, portfolio manager of Waddell & Reed Advisors Cash Management, Inc., discusses the Fund's positioning, performance and results for the fiscal year ended Sept. 30, 2008. She has managed the Fund for 10 years and has 21 years of industry experience.

MATURITY
SHORT	INTER	LONG
X			HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

High quality helped maintain stability of principal

The Fund maintained a competitive return compared to peer group money market funds during the fiscal year. The Fund's fiscal year started with the federal funds rate (the interest rate banks in the U.S. charge each other) at 4.75 percent; however, the rate was lowered to 2.0 percent over the next six months. The federal funds rate remained at 2.0 percent throughout the remainder of the Fund's fiscal year.

The drastic lowering of the federal funds rate early in the Fund's fiscal year affected the income potential of the Fund. As the federal funds rate was reduced, so too were the rates on money market investments. We sought to maintain the Fund's yield initially by purchasing longer-dated maturities prior to the lowering of rates.

Credit quality remained an important factor in the management and performance of the Fund. We have been especially mindful of this as the subprime mortgage market problems have negatively affected the money markets. As always, we are vigilant in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our strict credit risk constraints. However, these securities do not always pay the highest rates of interest, meaning that the overall yield can be held down somewhat by the higher quality bias.

Subprime mortgage problem leads to credit crunch

As the subprime mortgage problem became more widespread throughout the world financial markets, the money market sector became particularly affected. Being aware of this problem, and based on our conservative investment policy, we attempted to avoid securities with exposure to this market. However, the overall money market has ultimately been seriously affected by the subprime mortgage crisis, which has created a credit crisis, as well as a crisis in confidence. Some money market rates of interest have increased substantially, as a result of a substantial increase in the London Interbank Offering Rates (LIBOR, the interest rate banks charge each other globally). All short-term borrowing by corporations has been affected. As a result, at times the Fund invested at rates below the federal funds rate, because higher-quality securities were issued at rates below the federal funds rate, therefore causing the return on the Fund to decrease.

In an effort to ease the pressure on the money markets, the Federal Reserve has injected liquidity into the market. It has also provided various facilities whereby banks, broker- dealers and even money market funds can submit securities to the Fed and obtain liquidity.

As the fiscal year ended, the credit markets remained in turmoil. A U.S. Government rescue of the financial system was being considered by Congress. Economic data showed continuing signs of a slowing economy. The markets were anticipating a lowering of the federal funds rate by the Federal Reserve.

Portfolio Characteristics
As of September 30, 2008

Average maturity	44.3 days

Information presented is for illustrative purposes only and is subject to change.

More Treasury bills, less floating rate securities

As always, we carefully select securities that we feel are of the highest credit quality. This approach ultimately affects the Fund's yield, because high quality securities are issued at premium rates of interest (lower-yielding securities). However, this conservative approach has helped to keep us out of much of the problematic situation that has developed in the money markets.

To help compensate for this, we have purchased some longer-dated (higher-yielding) high-quality securities, as opportunities presented themselves. Floating rate corporate and taxable municipal securities have proved to be excellent investment vehicles for the Fund, especially in the current environment, as LIBOR rates have increased dramatically. However, we have removed our exposure to those floaters related to the banking sector.

Recently, we have taken an even more conservative approach, and have invested a substantial portion of the Fund in U.S. Treasury obligations, such as Repo and U.S. Treasury bills. This move has caused the Fund's yield to decrease. However, in the current environment, we feel this is a prudent strategy to help preserve the value of the Fund.

We have emphasized investments of the highest credit quality this past year from all industries and sectors, and we intend to continue to do so going forward. Because banks have been particularly negatively affected by the subprime mortgage crisis, we have been very selective in our investment in the banking sector, and recently we have refrained from new investments in the financial sector. We have used floating rate securities this year, and we may do so in the coming fiscal year, pending future developments in the money markets. We intend to continue to include U.S. Treasury and government agency securities in an effort to preserve value.

Please remember that an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Fund Expenses

CASH MANAGEMENT

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended September 30, 2008	Beginning Account Value 3-31-08	Ending Account Value 9-30-08	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,010.40	0.73%	$3.62
Class B	1,000	1,005.60	1.67	8.32
Class C	1,000	1,005.70	1.65	8.22
Based on 5% Return(2)
Class A	$1,000	$1,021.37	0.73%	$3.64
Class B	1,000	1,016.67	1.67	8.37
Class C	1,000	1,016.76	1.65	8.27

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2008 and divided by 366.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF CASH MANAGEMENT

Portfolio Highlights

On September 30, 2008, Waddell & Reed Advisors Cash Management, Inc. had net assets totaling $1,303,355 (in thousands).

As a shareholder of the Fund, for every $100 you had invested on September 30, 2008, your Fund owned:

Corporate Obligations - Commercial Paper	$49.93
United States Government and Government Agency Obligations	$19.67
Repurchase Agreements	$17.03
Corporate Obligations - Notes	$7.53
Municipal Obligations - Taxable	$3.55
Corporate Obligations - Commercial Paper (backed by irrevocable bankletter of credit) and Liabilities, Net of Cash and Other Assets	$2.29

The Investments of Cash Management
September 30, 2008
(In Thousands)

CORPORATE OBLIGATIONS	Principal	Value
Commercial Paper
3M Company,
5.827%, 12-12-08	$26,400	$26,554
AT&T Inc.:
2.220%, 10-20-08	11,000	10,987
2.140%, 10-21-08	9,800	9,789
2.250%, 10-21-08	7,885	7,875
Avon Capital Corp. (Avon Products, Inc.),
2.200%, 10-3-08	7,000	6,999
BellSouth Corporation (AT&T Inc.),
4.973%, 4-26-09 (A)	33,600	33,836
Campbell Soup Co.:
2.220%, 10-3-08	4,000	4,000
2.200%, 10-7-08	5,000	4,998
2.080%, 10-10-08	5,000	4,997
Caterpillar Inc.,
2.200%, 10-30-08	8,000	7,986
Coca-Cola Company (The):
2.200%, 10-30-08	16,000	15,972
2.300%, 11-14-08	12,000	11,966
Deere (John) Capital Corporation,
2.750%, 10-14-08	16,000	15,984
Deere (John) Credit Limited (Deere (John) Capital Corporation),
2.700%, 10-15-08	15,300	15,284
Hershey Company (The):
2.160%, 10-22-08	12,000	11,985
2.170%, 11-10-08	11,000	10,973
2.150%, 11-18-08	20,600	20,541
IBM International Group Capital LLC,
3.031%, 11-26-08 (A)	11,000	11,000
IBM International Group Capital LLC (International Business Machines Corporation),
2.280%, 10-2-08	9,900	9,899
Illinois Tool Works Inc.:
2.090%, 10-9-08	5,000	4,998
2.090%, 10-16-08	15,000	14,987
2.270%, 10-20-08	8,500	8,490
2.100%, 11-12-08	21,000	20,948
Johnson & Johnson,
2.030%, 11- 4-08	5,000	4,990
Kimberly-Clark Corporation,
4.420%, 12-19-08	17,100	17,095
McCormick & Co. Inc.,
2.630%, 11-25-08	21,700	21,613
McDonald's Corporation:
2.160%, 10-9-08	3,005	3,004
2.150%, 10-10-08	14,000	13,992
3.030%, 10-16-08	18,500	18,477
Merck & Co., Inc.:
2.200%, 10-6-08	20,000	19,994
2.150%, 10-16-08	25,000	24,977
Nestle Capital Corp.,
2.390%, 3-12-09	35,000	34,624
Procter & Gamble Company (The):
2.879%, 11-19-08 (A)	8,450	8,450
3.500%, 12-15-08	6,534	6,523
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)):
2.250%, 10-9-08	14,200	14,193
2.280%, 10-24-08	20,000	19,971
Proctor & Gamble International Funding,
2.120%, 12-5-08	15,000	14,943
Shell International Finance B.V. and Royal Dutch Shell plc (Royal Dutch Shell plc),
2.200%, 10-7-08	3,600	3,599
Toyota Motor Credit Corporation:
4.800%, 10-6-08	8,500	8,500
2.470%, 11-10-08	18,500	18,449
Unilever Capital Corporation:
2.487%, 10-14-08 (A)	4,300	4,300
2.700%, 11-20-08	11,300	11,258
Verizon Communications Inc.:
4.800%, 10-14-08	16,000	15,972
2.640%, 10-21-08	22,200	22,167
2.630%, 11- 4-08	17,500	17,457
Wal-Mart Stores, Inc.,
5.748%, 6-1-09	34,500	35,185

Total Commercial Paper - 49.93%		650,781

Commercial Paper (backed by irrevocable bank letter of credit)
River Fuel Company #2, Inc. (Bank of New York (The)),
2.660%, 10-31-08	10,000	9,978
River Fuel Funding Company #3, Inc. (Bank of New York (The)):
2.660%, 10-31-08	5,000	4,989
2.670%, 10-31-08	4,500	4,490
River Fuel Trust #1 (Bank of New York (The)),
2.700%, 10-31-08	17,500	$17,460

Total Commercial Paper (backed by irrevocable bank letter of credit) - 2.83%		36,917

Notes
BP Capital Markets p.l.c.,
2.918%, 12-11-08 (A)	17,100	17,100
Deere (John) Capital Corporation:
3.750%, 1-13-09	5,450	5,464
4.875%, 3-16-09	1,875	1,891
4.625%, 4-15-09	8,500	8,578
General Electric Capital Corporation:
2.507%, 10-9-08 (A)	12,500	12,498
3.216%, 10-24-08 (A)	5,000	5,000
4.000%, 2-17-09	5,315	5,336
International Business Machines Corporation:
2.476%, 10-3-08 (A)	5,500	5,500
2.517%, 10-8-08 (A)	18,750	18,750
Target Corporation,
5.400%, 10-1-08	18,000	18,000

Total Notes - 7.53%		98,117

Notes (backed by irrevocable bank letter of credit)
ETC Holdings, LLC, Taxable Variable Rate Demand Bonds, Series 2003 (U.S. Bank National Association),
6.250%, 10-1-08 (A)	15	15

Total Notes (backed by irrevocable bank letter of credit) - 0.00%		15

TOTAL CORPORATE OBLIGATIONS - 60.29%		$785,830
(Cost: $785,830)

MUNICIPAL OBLIGATIONS - TAXABLE
California - 3.45%
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Atlantic Richfield Company Project), Series 1997 (BP p.l.c.),
2.650%, 10-9-08	$45,000	$45,000

Missouri - 0.10%
City of Bethany, Missouri, Taxable Industrial Development Revenue Bonds (Central Programs, Inc. Project), Series 2002 (UMB Bank, N.A.),
3.500%, 10-2-08 (A)	1,250	1,250

TOTAL MUNICIPAL OBLIGATIONS - TAXABLE - 3.55%		$46,250
(Cost: $46,250)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
United States Government Agency Obligations
Overseas Private Investment Corporation,
2.450%, 11-17-08 (A)	16,360	16,361
Totem Ocean Trailer Express, Inc. (United States Government Guaranteed Ship Financing Obligations),
3.069%, 10-15-08 (A)	30,000	30,000

Total United States Government Agency Obligations - 3.56%		46,361

United States Government Obligations
United States Treasury Bills:
1.880%, 10-2-08	25,000	24,999
0.350%, 10-23-08	35,000	34,992
0.990%, 10-30-08	40,000	39,968
0.100%, 11-6-08	8,000	7,999
1.880%, 11-28-08	32,000	31,903
1.600%, 1-8-09	20,500	20,410
1.550%, 1-8-09	20,500	20,413
1.920%, 2-5-09	8,500	8,442
1.900%, 2-26-09	21,000	20,836

Total United States Government Obligations - 16.11%		209,962

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 19.67%		$256,323
(Cost: $256,323)

REPURCHASE AGREEMENTS	Principal
J.P. Morgan Securities, Inc., Repurchase Agreement dated 9-30-08 to be repurchased at $134,355,
0.050%, 10-1-08 (B)	$134,355	$134,355
J.P. Morgan Securities, Inc., Repurchase Agreement dated 9-30-08 to be repurchased at $87,649,
0.050%, 10-1-08 (C)	87,649	87,649

Total Repurchase Agreements - 17.03%		$222,004
(Cost: $222,004)

TOTAL INVESTMENT SECURITIES - 100.54%		$1,310,407
(Cost: $1,310,407)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.54%)		(7,052)

NET ASSETS - 100.00%		$1,303,355

Notes to Schedule of Investments
(A)Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.
(B)Collateralized by $95,288 United States Treasury Bond, 8.75% due 8-15-20; market value and accrued interest aggregate $136,323.
(C)Collateralized by $90,000 United States Treasury Bill, 1.35% due 3-26-09; market value and accrued interest aggregate $89,399.
See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities
      CASH MANAGEMENT
      September 30, 2008
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value: Securities (cost - $1,088,403)	$1,088,403
Repurchase agreements (cost - $222,004)	222,004

1,310,407
Cash	2,279
Receivables:
Fund shares sold	17,078
Interest	5,078
Prepaid and other assets	64

Total assets	1,334,906

LIABILITIES
Payable to Fund shareholders	30,840
Accrued shareholder servicing	309
Dividends payable	225
Accrued accounting services fee	24
Accrued management fee	14
Accrued distribution and service fees	1
Other	138

Total liabilities	31,551

Total net assets	$1,303,355

NET ASSETS
$0.01 par value capital stock, authorized - 5,000,000;
Class A shares outstanding - 1,275,089
Class B shares outstanding - 13,721
Class C shares outstanding - 14,536
Capital stock	$13,033
Additional paid-in capital	1,290,313
Accumulated undistributed income:
Accumulated undistributed net investment income	––
Accumulated undistributed net realized gain on investment transactions	9

Net assets applicable to outstanding units of capital	$1,303,355

Net asset value, redemption and offering price per share for all classes	$1.00

See Accompanying Notes to Financial Statements.

Statement of Operations
      CASH MANAGEMENT
      For the Fiscal Year Ended September 30, 2008
      (In Thousands)

INVESTMENT INCOME
Income:
Interest and amortization	$42,570

Expenses:
Investment management fee	4,737
Shareholder servicing:
Class A	3,033
Class B	26
Class C	18
Accounting services fee	258
Distribution and service fees:
Class B	111
Class C	98
Custodian fees	158
Registration fees	115
Legal fees	48
Audit fees	13
Other	255

Total expenses	8,870

Net investment income	33,700

REALIZED GAIN ON INVESTMENTS
Realized net gain on investments	22

Net increase in net assets resulting from operations	$33,722

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets
      CASH MANAGEMENT
      (In Thousands)

	For the fiscal year ended September 30,

	2008	2007

INCREASE IN NET ASSETS
Operations:
Net investment income	$33,700	$40,788
Realized net gain (loss) on investments	22	(13)

Net increase in net assets resulting from operations	33,722	40,775

Distributions to shareholders from net investment income: (1)
Class A	(33,308)	(40,160)
Class B	(207)	(332)
Class C	(185)	(296)
Realized gains on investment transactions:
Class A	(––)	(––)
Class B	(––)	(––)
Class C	(––)	(––)

	(33,700)	(40,788)

Capital share transactions	253,613	228,388

Total increase	253,635	228,375
NET ASSETS
Beginning of period	1,049,720	821,345

End of period	$1,303,355	$1,049,720

Accumulated undistributed net investment income	$––	$––

(1)See "Financial Highlights" on pages 18 - 20.

See Accompanying Notes to Financial Statements.

Financial Highlights
      CASH MANAGEMENT
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2008	2007	2006	2005	2004

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income	0.0293	0.0457	0.0380	0.0183	0.0032
Net realized and unrealized gain (loss) on investments	0.0000*	(0.0000)*	0.0000	0.0000	0.0000

Total from investment operations	0.0293	0.0457	0.0380	0.0183	0.0032

Less distributions from:
Net investment income	(0.0293)	(0.0457)	(0.0380)	(0.0183)	(0.0032)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.0293)	(0.0457)	(0.0380)	(0.0183)	(0.0032)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	3.00%	4.68%	3.86%	1.81%	0.32%
Net assets, end of period (in millions)	$1,275	$1,032	$802	$625	$683
Ratio of expenses to average net assets	0.73%	0.78%	0.88%	0.92%	0.92%
Ratio of net investment income to average net assets	2.87%	4.59%	3.85%	1.80%	0.32%

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

Financial Highlights
      CASH MANAGEMENT
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2008		2007		2006		2005	2004

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income	0.0196		0.0357		0.0271		0.0081	0.0001
Net realized and unrealized gain (loss) on investments	0.0000*		(0.0000)*		0.0000		0.0000	0.0000

Total from investment operations	0.0196		0.0357		0.0271		0.0081	0.0001

Less distributions from:
Net investment income	(0.0196)		(0.0357)		(0.0271)		(0.0081)	(0.0001)
Capital gains	(0.0000)		(0.0000)		(0.0000)		(0.0000)	(0.0000)

Total distributions	(0.0196)		(0.0357)		(0.0271)		(0.0081)	(0.0001)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return	2.00%		3.64%		2.73%		0.79%	0.01%
Net assets, end of period (in millions)	$14		$10		$11		$7	$10
Ratio of expenses to average net assets including expense reimbursement	1.70%		1.79%		1.98%		1.93%	1.24%
Ratio of net investment income to average net assets including expense reimbursement	1.87%		3.58%		2.77%		0.74%	0.01%
Ratio of expenses to average net assets excluding expense reimbursement	1.70	%(1)	1.79	%(1)	1.98	%(1)	1.99%	1.96%
Ratio of net investment income (loss) to average net assets excluding expense reimbursement	1.87	%(1)	3.58	%(1)	2.77	%(1)	0.67%	-0.71%

*Not shown due to rounding.

(1)There was no waiver of expenses during the period.

See Accompanying Notes to Financial Statements.

Financial Highlights
      CASH MANAGEMENT
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2008		2007		2006		2005	2004

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income	0.0201		0.0363		0.0273		0.0077	0.0001
Net realized and unrealized gain (loss) on investments	0.0000*		(0.0000)*		0.0000		0.0000	0.0000

Total from investment operations	0.0201		0.0363		0.0273		0.0077	0.0001

Less distributions from:
Net investment income	(0.0201)		(0.0363)		(0.0273)		(0.0077)	(0.0001)
Capital gains	(0.0000)		(0.0000)		(0.0000)		(0.0000)	(0.0000)

Total distributions	(0.0201)		(0.0363)		(0.0273)		(0.0077)	(0.0001)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return	2.06%		3.71%		2.75%		0.75%	0.01%
Net assets, end of period (in millions)	$14		$8		$8		$5	$7
Ratio of expenses to average net assets including expense reimbursement	1.65%		1.73%		1.94%		1.96%	1.25%
Ratio of net investment income to average net assets including expense reimbursement	1.90%		3.64%		2.83%		0.70%	0.01%
Ratio of expenses to average net assets excluding expense reimbursement	1.65	%(1)	1.73	%(1)	1.94	%(1)	2.01%	2.03%
Ratio of net investment income (loss) to average net assets excluding expense reimbursement	1.90	%(1)	3.64	%(1)	2.83	%(1)	0.65%	-0.77%

*Not shown due to rounding.

(1)There was no waiver of expenses during the period.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements
      September 30, 2008
      (In Thousands, Except Where Otherwise Noted)

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Cash Management, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek maximum current income consistent with stability of principal. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security valuation - The Fund invests only in money market securities with maturities or irrevocable put options within 397 days. The Fund uses the amortized cost method of security valuation which is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.
      B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses, if any, are calculated on the identified cost basis. Interest income is recorded on the accrual basis.
      C. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise continue to qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. During the current fiscal year, the Fund instituted the provisions of Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" (FIN 48). As required by FIN 48, management of the Fund periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As September 30, 2008, management believes that under this standard no liability for unrecognized tax positions is required. The Fund is subject to examination by U.S. federal and state authorities for returns filed for years after 2004. See Note 4 - Federal Income Tax Matters.
      D. Dividends to shareholders - All of the Fund's net income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Dividends are declared from the total of net investment income, plus or minus realized gains or losses on portfolio securities. Since the Fund does not expect to realize any long-term capital gains, it does not expect to pay any capital gains distributions.
      E. Repurchase agreements - Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the custodian bank.
      F. New Accounting Pronouncements - In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in accordance with generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund will institute the expanded financial statement disclosure mandated by SFAS No. 157 during the fiscal year ending September 30, 2009. In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" (SFAS 161). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008. The Fund will institute SFAS 161 during the fiscal year ending September 30, 2010 and its potential impact, if any, on its financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.40% of net assets. The Fund accrues and pays this fee daily.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level
From	$0	to	$10	$0
From	$10	to	$25	$11.5
From	$25	to	$50	$23.1
From	$50	to	$100	$35.5
From	$100	to	$200	$48.4
From	$200	to	$350	$63.2
From	$350	to	$550	$82.5
From	$550	to	$750	$96.3
From	$750	to	$1,000	$121.6
	$1,000 and Over			$148.5

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee. The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C, the Fund pays WRSCO a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month (except that, for broker-serviced accounts, effective September 1, 2006, the monthly charge for those accounts became $0.50) and, for Class A shares, $0.75 for each shareholder check it processes. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class B and Class C shares, respectively. Under the plans, the Fund pays W&R daily a distribution fee not to exceed, on an annual basis, 0.75% of the net assets of the affected class and a service fee not to exceed, on an annual basis, 0.25% of the net assets of the affected class.

During the fiscal year ended September 30, 2008, W&R received no front-end sales commissions from the sale of Fund shares.

A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the fiscal year ended September 30, 2008, W&R received $835, $28 and $9 in CDSC for Class A, Class B and Class C shares, respectively.

During the fiscal year ended September 30, 2008, the Fund paid Directors' regular compensation of $69, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Multiclass Operations

The Fund currently offers three classes of shares: Class A, Class B and Class C. Each class represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class B and Class C shares are subject to a CDSC and to an ongoing distribution and service fee. As of December 1, 2003, Class B and Class C shares were closed to direct investment. Investments via exchange into Class B and Class C shares are permitted. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. The number of shares transacted during the periods corresponds to the dollar amounts included in this table because share transactions are recorded at $1.00 per share.

	For the fiscal year ended September 30,
	2008	2007

Value issued from sale of shares:
Class A	$3,304,562	$2,340,328
Class B	24,916	20,692
Class C	25,444	15,744
Value issued from reinvestment of dividends:
Class A	32,771	39,021
Class B	204	321
Class C	182	286
Value redeemed:
Class A	(3,094,085)	(2,149,764)
Class B	(21,253)	(21,710)
Class C	(19,128)	(16,530)

Increase in outstanding capital	$253,613	$228,388

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2008 and the related net capital losses and post-October activity were as follows:

Net ordinary income	$33,763
Distributed ordinary income	33,966
Undistributed ordinary income	360

Realized long-term capital gains	––
Distributed long-term capital gains	––
Undistributed long-term capital gains	––

Post-October losses deferred	34

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

NOTE 5 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and by certain of the Ivy Funds Variable Insurance Portfolios, Inc., formerly W&R Target Funds, Inc., (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. During the past fiscal year, the Fund was not one of the selected funds to participate in or benefit from the aggregate management fee reduction discussed above. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

NOTE 6 - Subsequent Events

On October 3, 2008 the Board of Directors of the Fund approved the participation by the Fund in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds through December 18, 2008 (the Program). Under the Program, in the event that the market-based net asset value per share of the Fund falls below $0.995 and the Fund liquidates its holdings, the Program will provide coverage to shareholders in the Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the market-based net asset value per share fell below $0.995. The Program applies only to shareholders of record who maintain a positive account balance in the Fund from the close of business on September 19, 2008 through the date on which the Fund's market-based net asset value per share falls below $0.995. Participation in the initial three months of the Program (that is, until December 18, 2008) requires a payment to the U.S. Department of the Treasury of 0.01% based on the net asset value of the Fund as of September 19, 2008. This expense will be borne by the Fund without regard to any expense limitation currently in effect for the Fund.

A special meeting of shareholders of the Fund is scheduled to be held on December 12, 2008. One of the proposals that will be considered and acted upon at the meeting is a proposal to approve a proposed Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into a corresponding series of a newly established Delaware statutory trust. The Fund is currently organized as a Maryland corporation. Shareholders of record of the Fund as of the close of business on September 25, 2008 are entitled to vote at the meeting.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Waddell & Reed Advisors Cash Management, Inc.

We have audited the accompanying statement of assets and liabilities of Waddell & Reed Advisors Cash Management, Inc. (the "Fund"), including the schedule of investments, as of September 30, 2008, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Cash Management, Inc. as of September 30, 2008, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 18, 2008

Income Tax Information
      September 30, 2008

Dividends are taxable to shareholders and are reportable in your Federal income tax returns for the years in which the dividends were received or reinvested.

Statements as to the tax status of each investor's dividends will be mailed annually.

Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business.

Shareholders are advised to consult with their tax advisers concerning the tax treatment of dividends from the Fund.

Corporations: The dividends are not eligible for the dividends received deduction.

Individuals: The dividends are not qualified income.

The Board of Directors of Waddell & Reed Advisors Cash Management, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds (21 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios) and Ivy Funds Variable Insurance Portfolios, Inc. (25 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of Ivy Funds Variable Insurance Portfolios, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (17 portfolios) and Ivy Funds, Inc. (12 portfolios).

Board members who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act (Disinterested Directors) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex. Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

Name, address and year of birth	Position(s) held with the Fund and Fund Complex	Principal occupation during past 5 years	Other directorships held
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Director: 2007 Director in Fund Complex: 2003
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present); Member of Kansas Board of Regents (2007 to present)
Director of Guaranty State Bank & Trust Co. (financial services), Director of Guaranty, Inc. (financial services); Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Director: 1997 Director in Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present); formerly, Dean of Washburn School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Director: 1997 Director in Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Advisory Director, UMB Northland Board (financial services); Former President, Liberty Memorial Association (WWI National Museum) (2005-2007); Director, Northland Betterment Commission (community service)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Director: 1998 Director in Fund Complex: 1998 Fund Independent Chairman: 2006
President Emeritus, University of Utah; President Emeritus, University of California; Chairman, Board of Trustees, J. Paul Getty Trust (until 2004); Professor, University of Utah (non-profit education) (until 2005)
Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005)
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Director: 1998 Director in Fund Complex: 1998
President and Chief Operating Officer, Graymark HealthCare (medical holding company) (2008); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); LSQ Manager, Inc. (2007 to present); formerly, Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); formerly, Adjunct Professor, University of Oklahoma School of Law (1997 to 2008)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization (non-profit); Director, Norman Economic Development Coalition (non-profit); Member Oklahoma Foundation of Excellence (non-profit); Independent Chairman and Director, Ivy Funds, Inc.; Independent Chairman and Trustee, Ivy Funds (29 portfolios overseen)

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 1919	Director: 1988 Director in Fund Complex: 1988	Shareholder, Gilliland & Hayes, P.A., a law firm (for past 5 years); formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (banking)
Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Director: 2008 Director in Fund Complex: 2008	Business Consultant; Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system); Director, Baylor Health Care System Foundation (health care)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Director: 1979 Director in Fund Complex: 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman Emeritus and CEO, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Advisory Council of the Boy Scouts of America
Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus PC 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 1953	Director: 1996 Director in Fund Complex: 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus PC, a law firm (1980 to present)	Director, American Red Cross (social services); Director, Rockhurst University (education)
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Director: 1995 Director in Fund Complex: 1995
Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Dean, Block School of Business (1980-1986), Vice Chancellor (1988-1991); Chancellor (1992-1999) and Professor of Business Administration, University of Missouri at Kansas City (until 2003)
Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

Interested Directors

Messrs, Avery and Herrmann are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's shareholder servicing and accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. Mr. Hechler could be determined to be an interested Director if a prior business relationship with Waddell & Reed were deemed material. It is anticipated that, effective July 1, 2010, Mr. Hechler will begin to serve as a Disinterested Director of each of the Funds with fiscal years ending June 30 and, effective October 1, 2010, as a Disinterested Director of each of the Funds with fiscal years ending September 30.

Name, address and year of birth	Position(s) held with the Fund and Fund Complex	Principal occupation during past 5 years	Other directorships held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President: 2001 Director: 1998 Director in Fund Complex: 1998
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO, an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex

Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services, Inc. (ISI), an affiliate of IICO

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Director: 2007 Director in Fund Complex: 2007
CIO of WDR, WRIMCO and IICO (2005 to present); Senior Vice President of WDR; Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987-2005)

Director of WDR, WRIMCO and IICO
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Director: 1998 Director in Fund Complex: 1998	Formerly, Consultant of WDR and Waddell & Reed (2001 to 2008); formerly, Director of WDR (until 2003)	None

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address and year of birth	Position(s) held with the Fund and Fund Complex	Principal occupation during past 5 years	Other directorships held
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President: 2006 Secretary: 2006
Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services) (1994 to 2005)

None
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President: 2006 Treasurer: 2006 Principal Accounting Officer: 2006 Principal Financial Officer: 2007
Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003)
None
Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Vice President: 2000 Assistant Secretary: 2006 Associate General Counsel: 2000
Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)

None
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President: 2006 Chief Compliance Officer: 2004
Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)

None
Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Vice President: 2000 General Counsel: 2000 Assistant Secretary: 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Renewal of Investment Management
Agreement for Waddell & Reed Advisors
Cash Management, Inc.

At its meeting on August 11, 12 and 13, 2008, the Fund's Board of Directors, including all of the Disinterested Directors, considered and approved the continuance of the existing Investment Management Agreement ("Management Agreement") between WRIMCO and the Fund. The Disinterested Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of the Management Agreement. In addition, the Disinterested Directors engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement. WRIMCO provided materials to the Directors that included responses to the request letter and other information WRIMCO believed was useful in evaluating the continuation of the Management Agreement. Thereafter, independent legal counsel sent to WRIMCO a supplemental request for certain additional information, and WRIMCO provided additional information in response to this request. The Directors also received reports prepared by an independent third party, Lipper Inc. ("Lipper"), relating to the Fund's performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the "Performance Universe") and to the expenses of a peer group of comparable funds selected by Lipper (the "Peer Group"), respectively. Further, the Directors received a written evaluation from the independent fee consultant, a summary of which is included in this Annual Report. At their meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, "W&R") to the Fund. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement.

Nature, Extent and Quality of Services Provided to the Fund

The Directors considered the nature, extent and quality of the services provided to the Fund pursuant to the Management Agreement and also the overall fairness of the Management Agreement.

The Directors considered WRIMCO's research and portfolio management capabilities and that W&R also provides oversight of day-to-day fund operations, including but not limited to fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered WRIMCO's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure.

Fund Performance, Management Fee and Expense Ratio. The Directors considered the Fund's performance, both on an absolute basis and in relation to the performance of its Performance Universe. The Fund's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of the Fund and also considered the Fund's management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group. The Directors' review also included consideration of the Fund's management fees at various asset levels and average account size information. In addition, the Directors considered the investment management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with a similar investment objective and similar investment policies and strategies as the Fund ("Similar Funds"). The Directors also considered the subadvisory fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds advised by WRIMCO (or its affiliate), as well as the management fees, if any, paid by other client accounts managed by WRIMCO (or its affiliate), with a similar investment objective and similar investment policies and strategies as the Fund ("Other Accounts").

The Directors considered that the Fund's total return performance was lower than the Performance Universe median for the three-, five-, seven-, and ten-year periods and was lower than the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund's management fee was equal to the Peer Group median and that the overall expense ratio was higher than the Peer Group median. They considered that the Fund's non-management fee expenses were higher than the Peer Group median on an unadjusted basis but that, when adjusted for the Fund's smaller average account size, the non-management fee expenses were lower than the Peer Group median. The Directors considered the transfer agency fee reduction that became effective September 1, 2006. They also considered that the Fund's effective management fees at various asset levels were higher than the asset-weighted average for its Peer Group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Fund's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Fund's management fee.

Profitability and Economies of Scale

In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Fund, the Directors considered specific data as to WRIMCO's profit with respect to the Fund for a recent period. The Directors also considered WRIMCO's methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement, the Directors considered the best interests of the Fund and the overall fairness of the proposed Management Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Fund's Management Agreement, without any one factor being dispositive:

  the performance of the Fund compared with the average performance of its Performance Universe and with relevant indices;
  the Fund's investment management fees and total expenses compared with the management fees and total expenses of the Peer Group;
  the existence or appropriateness of breakpoints in the Fund's management fees;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Fund; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that the Fund's Management Agreement is fair and reasonable and that continuance of the Management Agreement is in the best interests of the Fund. In reaching these determinations, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Fund are adequate and appropriate; it retained confidence in WRIMCO's overall ability to manage the Fund; and the management fee paid to WRIMCO is reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Fund, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Fund.

The Disinterested Directors of Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Inc.1 and Waddell & Reed InvestEd Portfolios, Inc. (the "Funds") have appointed an independent fee consultant. Below is a summary of the written fee evaluation of such consultant for the most recent year.

Summary

Pursuant to the Assurance of Discontinuance between Waddell & Reed, Inc., Waddell & Reed Investment Management Company ("WRIMCO") and Waddell & Reed Services Company ("WRSCO") (collectively, "Waddell") and the Office of the New York Attorney General dated July 10, 2006 ("AOD"), the Disinterested Directors of each Fund's Board appointed an Independent Fee Consultant ("IFC") to manage the process by which proposed management fees paid by the Funds to WRIMCO are negotiated. The IFC does not replace the Directors in negotiating management fees and does not substitute his or her judgment for that of the Directors about the reasonableness of the proposed fees.

In the IFC's 2008 written evaluation of the proposed management fees of the Funds ("Report"), the IFC addressed the following six factors:

1. The nature and quality of Waddell's services, including Fund performance

2. Management fees (including any components thereof) charged by other mutual fund companies for like services

3. Possible economies of scale as the Funds grow larger

4. Management fees (including any components thereof) charged to institutional and other clients of Waddell for like services

5. Costs to Waddell and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit

6. Profit margins of Waddell and its affiliates from supplying such services

The following is a summary of the Report's discussion of the contract renewal process, related materials, and the IFC's findings.

Analysis of the Process

The Report noted that the Boards previously created the Special Compliance & Governance Committee ("Compliance Committee"), which is composed of Disinterested Directors and charged with the responsibility for certain work associated with the contract renewal process.

The Report stated that the contract renewal process includes a number of sequential steps by which the Disinterested Directors go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds' respective investment management agreements with WRIMCO and the sub-advisory agreements with certain sub-advisors. The Report stated that the IFC participated throughout the contract renewal process.

The Disinterested Directors instructed independent legal counsel to the Disinterested Directors, K&L Gates LLP ("K&L Gates"), to prepare a letter requesting information from WRIMCO needed for the contract renewal process, which was provided. Lipper, Inc. ("Lipper") was asked to provide independently compiled comparative information about the Funds. The Report stated that Lipper selected the peer group with input from WRIMCO to ensure that Lipper understood the investment and distribution intricacies of the Funds and that the IFC observed and concurred in the selection.

The Report noted that the Compliance Committee met with the IFC and K&L Gates to discuss the information provided by WRIMCO and Lipper and to determine whether to request any additional information from WRIMCO prior to the August Disinterested Directors and Board meetings. At the Compliance Committee's direction, K&L Gates sent a supplemental request to WRIMCO for certain additional information, which was provided prior to the Disinterested Directors' August 2008 meetings.

Analysis of Materials

Materials refer to the informational materials that were prepared by Waddell and Lipper in response to the data requested by the Disinterested Directors through the Compliance Committee and K&L Gates. The IFC reviewed the information produced and found it to be responsive to the requests by the Disinterested Directors. He also reviewed certain other materials that he considered relevant.

The IFC used these materials to analyze trends and comparative information about the six factors listed above. The Report noted that, apart from these materials, the Disinterested Directors also received information throughout the year, some of which the IFC reviewed, that was also relevant to the contract renewal process.

(1) Nature and Quality of Services

In the Report, the IFC commented on the investment performance of the Funds. The performance data for these comparisons were drawn from the Lipper materials. Performance information was based on March 31, 2008 data, and references in the Report to 1-, 3- and 5-year periods referred to the periods ended on March 31, 2008.

The Report stated that the IFC's experience is that fund directors should focus on longer-term performance during the contract renewal process (though they may choose to focus on shorter-term performance for other purposes). Accordingly, the Report concentrated on 3-year performance in comparison to the "performance universe," rather than on the more limited "performance group," because, in the IFC's experience, fund investors are more typically concerned with the objective and style of management than the size of the fund. The Report recommended that the Disinterested Directors focus on a 3-year view of investment performance for the purposes of contract renewal, because it is long enough to reflect most market cycles and short enough to be relevant to the holding period for many mutual fund shareholders.

The Report stated that, overall, the Funds reflect strong and improving performance in the 1-, 3- and 5-year periods. The collective (Advisors Funds, Ivy VIP Funds and InvestEd Portfolios together) 5-year performance has 50% of the Funds in the first two quintiles of their performance universe and 3% in the 5th quintile. The 3-year figures improve to 65% of the Funds in the first two quintiles and 8% in the 5th quintile, and the 1-year figures reflect similar performance with 64% in the first two quintiles and 5% in the 5th quintile. Emphasizing the improvement, the Report noted that the 1-year short-term performance has only 7% of the Funds in the combined 4th and 5th quintiles, a decrease from 18% in the 3-year performance, and 31% in the 5-year performance periods.

Although the IFC found that the Funds have strong performance, it also noted that certain Funds have experienced either continuing or recent challenges. The IFC suggested that the Disinterested Directors request additional information from WRIMCO regarding certain Funds. The Disinterested Directors reviewed the information provided by WRIMCO.

The Report suggested that, if a Fund consistently demonstrates poor performance, higher than average expenses, or a combination of both, it may be appropriate for the Disinterested Directors to consider taking affirmative action. Possible actions cited by the Report include requesting more frequent reports, WRIMCO's providing more research support, WRIMCO's providing more portfolio management capability, seeking an outside sub-advisor, or requesting a voluntary fee waiver. The IFC did not identify any individual Funds that required this attention at this time.

The Report noted that, with respect to service provided by WRIMCO affiliates, WRSCO maintained internal statistics to track shareholder service quality, which showed marked improvement in 2008, and also retained Dalbar, Inc. to provide an independent quality assessment. WRSCO scored either very good or excellent in all categories evaluated by Dalbar.

(2) Fund Fees

The Report stated that information for this metric is drawn from the Lipper analysis and is compared with a peer group for each Fund. The Report noted that the majority of Funds have management fees above the median of their peer groups. It concluded that, overall, more Funds have improved their comparative ranking of actual management fees in 2008 than declined.

The Report also noted that, in general, the Funds have higher total expenses than the peer group and that this is often caused by non-management fees. The Report noted that a number of Advisors Funds have smaller average account sizes relative to the general mutual fund industry and commented on the impact of such account sizes on the Funds' non-management expenses. The Report also noted the Disinterested Directors' prior discussions regarding possible means of addressing this impact and their continuing attention to this matter.

(3) Possible Economies of Scale

The Report noted that economies of scale occur when assets grow and a fund's fixed costs are spread over a larger asset base. The Report also pointed out that fund managers usually share economies of scale by implementing breakpoints, or scale-downs, in the structure of the management fee. As a general rule, fund directors establish breakpoints prospectively at an asset level beyond the current asset level so that shareholders benefit from future asset growth. Lipper provided the Disinterested Directors with a comprehensive listing of breakpoints in the Funds and compared the Funds' and peer groups' effective fees at uniform asset levels.

The IFC found that the Funds, except for Waddell & Reed Advisors Money Market Fund and Ivy VIP Money Market Fund, already have breakpoints in place and that these breakpoints appear adequate in providing economies of scale. However, the IFC suggested that the Disinterested Directors review the current breakpoint structure of certain Funds to determine whether an adjustment might be needed. The Disinterested Directors did so and determined that the current breakpoint structure of the Funds is appropriate.

(4) Management Fees for Comparable and Alternative Products

The Report noted that the Advisors and Ivy VIP Funds have Funds with similar investment styles and therefore anticipated comparable management fees. The Report stated that management fee variances can be explained with the larger average asset size of the Advisors Funds, causing some of the Funds to reach breakpoints and reductions in management fees, or Funds that have remaining waivers. The Report further stated that, although their management fees are comparable, the Advisors Fund total expense ratio is on average higher than the comparable Ivy VIP Fund total expense ratio because of the shareholder service expenses of the Advisors Fund.

The Report noted that WRIMCO manages money for different types of clients besides mutual funds. These include corporate and municipal pension funds and investment pools for wealthy individuals (collectively, "separate accounts"). Several of these separate accounts are managed with the same investment objective and in the same style as some of the Advisors and Ivy VIP Funds. In most cases, the data provided by WRIMCO show that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to the different type of responsibilities borne by WRIMCO as a mutual fund manager and as a separate account manager. The IFC found these differences reasonable.

(5) Costs to Waddell and its Affiliates of Supplying Services

The Report pointed out that an important component of the profit margin analysis involves ensuring that advisor's allocation procedures are reasonable and consistent from year to year. WRIMCO uses multiple methodologies for allocation including assets, revenue, time, and square footage. The Report found that the bases of allocation have remained consistent over the past several years and that the allocation methodologies are reasonable.

(6) Profit Margins from Supplying Management Services

The Report noted that the disinterested directors of mutual funds are required to assess that the profitability of the advisory contracts to the advisor is not excessive. In connection with the Fund-by-Fund profitability review, WRIMCO provided an analysis of the profitability of each Fund. The IFC did not find the profit margins excessive.

The Report also noted that disinterested directors often review the overall profitability of the investment management company. Lipper provided benchmarks against which to evaluate the overall profitability of Waddell and other public companies in the investment business. The Report found that this analysis places Waddell near the median of Lipper peers.

***

The Report stated that the IFC monitored the process, reviewed the materials, and reached the following conclusions:

  The contract renewal process conducted under the supervision of the Disinterested Directors has been careful, deliberate, and conscientious.
  The materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Directors and the full Boards.
  The discussion which took place leading up to and at the Disinterested Directors and Board meetings was substantive and conducted in accordance with the best interests of the shareholders of the Funds.

1Formerly, W&R Target Funds, Inc.

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1010A (9-08)

ITEM 2. CODE OF ETHICS

(a)

As of September 30, 2008, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2007	$15,300
		2008	7,170

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2007	$1,600
		2008	1,700

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2007	$2,150
		2008	1,500

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2007	$600
		2008	1,120

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$4,350 and $4,320 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $140,685 and $145,937 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Item 1 Shareholder Report.

(b) Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Cash Management, Inc.
(Registrant)

By	/s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: December 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: December 5, 2008

By	/s/Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date: December 5, 2008